Annual Shareholders’ Meeting May 2012 Annual Shareholders’ Annual Shareholders’ Meeting Meeting May 2012 May 2012 Exhibit 99.1

Safe Harbor Language
Safe Harbor Language
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed acquisition of Florida Gulf Bancorp, Inc., IBERIABANK
Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES
AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Florida Gulf Bancorp, Inc., without charge, at the
SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor
Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Florida Gulf Bancorp, Inc. common stock, nor is it an offer to sell shares of IBERIABANK
Corporation common stock which may be issued in the proposed merger. Any issuance of
IBERIABANK Corporation common stock in the proposed merger would have to be registered under the Securities Act of 1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

3 A History Of Progress A History Of Progress ******************************* ******************************* ******************************* *******************************

Office of William Robertson where Iberia Building Association was organized in March 1887 and began taking deposits

IBERIABANK Corporation

Humble Beginnings
A History Of Progress
A History Of Progress

•
Founded On March 12, 1887
In New Iberia, Louisiana
•
“Iberia Building Association”
•
Philosophy Was To Help
Families In Financing The
Purchase Of Homes And
Encourage Thrift
•
First Home Loan Granted
Was For $600
•
Total Assets Of $4,341
•
111 Years Later, Surpassed
The $1 Billion Asset
Threshold

In Unique Company
A History Of Progress
A History Of Progress

•
Over 6,000 Financial
Institutions In The U.S.
•
1,500 Of Which Have Their
Headquarters In The
Southeastern U.S.
•
Less Than 3% Attained 125
Years Of Continuous
Operations In The
southeastern U.S.
•
Now $12 Billion In Assets
•
66
th
Largest BHC In U.S.
•
12
th
Largest BHC In The
Southeastern U.S.
•
First To Pay Back TARP
•
Since 2002, 78% Of Our
Asset Growth Is A Result Of
Acquisitions
Commercial Banks in Southeastern U.S. Ranked By Age
Age of Southeastern U.S. Commercial Banks

Chicago
St. Louis
Washington D.C.
Charlottesville
Richmond
Greensboro
Durham
Wilson
Raleigh
Salem
Johnson City
Knoxville
Nashville
Maryville
New Bern
Gastonia
Charlotte
Fayetteville
Greenville
Columbia
Chattanooga
Tulsa
Rogers
Fayetteville
Jonesboro
Greenbrier
Newport
Norman
Memphis
Maumelle
Helena
Little Rock
Decatur
Huntsville
Birmingham
Gadsden
Atlanta
Greensboro
Texarkana
Plano
Dallas
Longview
Shreveport
Monroe
Montgomery
Alexandria
St. Francisville
Zachary
Baton Rouge
St. Tammany
Mobile
Ocean Springs
Spanish Fort
Pensacola
Panama City
Jacksonville
Lafayette
Lake Charles
New Iberia
Houma
Galliano
New Orleans
Austin
Washington D.C.
Houston
San Antonio
Orlando
Tampa
Naples
Miami

IBERIABANK Corporation

Indicates Cities In Which Our 11 Members Of Executive Management Have Resided/Worked
Indicates Cities In Which Our Members Of Senior Management (Market Presidents, Executive Vice Presidents, Etc.)
Have Resided/Worked
Albuquerque, NM
Annapolis, MD
Boston, MA
Buffalo, NY
Charlotte, NC
Charlottetown,
PE, Canada
Chennai, India
Cleveland, OH
Columbus, OH
Detroit, MI
Flint, MI
Hartford, CT
Experience in Additional Cities:
Greensboro, NC
Indianapolis, IN
Las Vegas, NV
Mansfield, PA
Morris Plains, NJ
New York, NJ
Pittsburgh,  PA
Phoenix, AZ
San Diego, CA
Scottsdale, AZ
Wilmington, DE
Broad Experience Throughout
Southeastern U.S.

Resides in Annapolis, MD Resides in Annapolis, MD
Robert M. Kottler, EVP Robert M. Kottler, EVP
Director of Retail and Small Director of Retail and Small
Business Business
Daryl G. Byrd
President and CEO
Beth A. Ardoin, EVP
Director of Communications
George J. Becker III, EVP
Director of Corporate Operations
Barry F. Berthelot, EVP
Director of Organizational Development
Resides in Lafayette, LA
Resides in New Orleans, LA
Michael J. Brown, VC
Chief Operating Officer
Jefferson G. Parker, VC
Manager of Brokerage, Trust,
and Wealth and Management
Anthony J. Restel, SEVP
Chief Financial Officer
Robert B. Worley
General Counsel
Resides in Raleigh, NC
John R. Davis, SEVP
Director of Financial Strategy and
Mortgage
Resides in Greensboro, NC
Gregg Strader, EVP
Chief Credit Officer
Resides in Greensboro, GA
James B. Gburek, EVP
Chief Chief
Risk Officer
Officer
Resides in Gastonia, NC
H. Spurgeon Mackie,
EVP
Executive Credit Officer
A History Of Progress
A History Of Progress
Where We Have Lived

•
FDIC Acquisitions Completed: 5
•
Assets: +$4.4 Billion
•
Deposits: +$3.5 Billion
•
Net Loans: +$1.9 Billion
•
Loan Discount: $515 Million
•
Loans Have 80%-95% FDIC
Loss-Share Protection
•
Pre-Tax Gain: +$243 Million
•
Acquired 60 Offices
•
10 MSAs In Alabama, Arkansas
And Florida
•
Average Time To Complete
Conversions: 121 Days
•
Live Bank Acquisitions Completed: 7
•
Assets: +$3.5 Billion
•
Deposits: +$2.7 Billion
•
Net Loans: +$2.1 Billion
•
Issued $507 Million Common Equity
•
Acquired 84 Offices
•
9 MSAs In Louisiana, Arkansas And
Memphis
•
Average Time To Complete
Conversions: 43 Days
A History Of Progress
A History Of Progress
Completed Acquisitions Since 2002
Completed FDIC
Acquisitions
Completed Live Bank
Acquisitions

Avon Park
Parrish
Wauchula
Sebring
Myakka City
Arcadia
Osprey
North Port
Port Charlotte
Englewood
Rotonda
Charlotte Harbor
La Belle
North Fort Myers
Alva
Lehigh Acres
San Carlos Park
Sanibel
Pine Island Sound
Immokalee
Bonita Springs
Tamiami Trail E

IBERIABANK

Source: SNL Financial Deposit Data As Of June 2011
•
Announced March 19, 2012
•
Adds 8 Branches In Fort Myers-Cape
Coral, Florida MSA
•
Attractive, Established Client Base
Complements Our Existing Client Base
•
Total Loans:  $262 Million
•
Total Assets:  $350 Million
•
Total Deposits:  $279 Million
•
Total Equity:  $24 Million Common Stock
Plus $4 Million Preferred Stock
•
Total Deal Value Of $35 Million For
Common Stock, $4 Million For Preferred
Stock Outstanding, Plus Up To Additional
$4 Million Based On Performance Of
Certain Acquired Loans Over 3-Year
Period
•
Includes $28 Million, Pre-Tax Credit Mark
(11% Of Loans)
•
Price / Tangible Book: 1.41x
•
Adjusted Core Deposit Premium:  4.9%
•
Accretive To EPS
•
Slightly Dilutive To TBVS
•
IRR In Excess Of Cost Of Capital
Proposed Acquisition of
Proposed Acquisition of
Florida Gulf Bancorp, Inc.
• IBERIABANK branches
Florida Gulf branches

FLORIDA
GULF
BANK

FLORIDA
GULF
BANK

FLORIDA
GULF
BANK

FLORIDA
GULF
BANK

IBERIABANK Corporation

Branch Distribution
Fort Myers - College Pointe
Deposits: $92 million
Fort Myers - First Street
Deposits: $65 million
Fort Myers - Daniels Parkway
Deposits: $27 million
Cape Coral - Del Prado Blvd
Deposits: $21 million
Fort Myers - Winkler Road
Deposits: $30 million
Fort Myers - Colonial
Deposits: $20 million
Florida Gulf Bancorp, Inc.
Florida Gulf Bancorp, Inc.

***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
***************************************************
Market Overview
Market Overview

IBERIABANK Corporation

Legend

- IBERIABANK
- Florida Gulf Bank
- IBERIABANK Mortgage
- Lenders Title Company/United Title & American Abstract
- IBERIA Wealth Advisors
- IBERIA Capital Partners

Locations

IBERIABANK Branches	175
Florida Gulf Bank Branches	8
IBERIABANK Mortgage Locations	60
Title Insurance Offices	22
IBERIA Wealth Advisor Locations	8
IBERIA Capital Partners Locations	1
274 Total Offices	

St. Louis
Northeast Arkansas
Tulsa
North Central Arkansas
Idaho Falls
Memphis
Mississippi
Central Arkansas/ Little Rock
Huntsville
Atlanta
Birmingham
Dallas
Shreveport
NE Louisiana/ Monroe
Prattville
Columbus
Warner Robins
Montgomery
Jackson
Alexandria
Mobile
Jacksonville
Baton Rouge
Acadiana
Houston
New Orleans/ Northshore
DeLand
Orlando
Lake Charles
Morgan City
Houma
Tampa
Bradenton
Sarasota
Cape Coral
Fort Myers
Estero
Naples
West Palm Beach
Pompano Beach
Ft. Lauderdale
Islamorada
Marathon
Key West

Deposit Market Share At June 30, 2011
Florida Branch And Deposit Information Reflects Pro Forma Florida Gulf Bank Acquisition
Source: SNL Financial
Map Reflects Locations At May 15, 2012

Texas
4 Bank locations
3 Non-bank locations
7 Total locations
$185 million deposits
#227 Rank
Louisiana
79 Bank locations
30 Non-bank locations
109 Total Locations
$5.1 billion deposits
#5 Deposit Rank
Alabama
13 Bank Locations
6 Non-bank locations
19 Total locations
$500 million deposits
#20 Rank
Florida
50 Bank locations
12 Non-bank locations
62 Total locations
$2.5 billion deposits
#22 Rank
Arkansas
34 Bank locations
30 Non-bank locations
64 Total locations
$1.0 billion deposits
#12 Rank
Tennessee
3 Bank locations
1 Non-bank locations
4 Total locations
$155 million deposits
#113 Rank
Market Overview
Market Overview
Our Geographic Reach

IBERIABANK

Birmingham, AL - Hoover

IBERIABANK

Birmingham, AL - Mountain Brook

IBERIABANK

Birmingham, AL - Vestavia

IBERIABANK

New Orleans, LA - Manhattan

IBERIABANK

Monroe, LA - McMillan

IBERIABANK
1101

Boynton Beach, FL

IBERIABANK Corporation

12 New Branch Offices Opened In 2011 Market Overview Market Overview 12

IBERIABANK

Jonesboro, AR - Downtown

IBERIABANK

Jonesboro, AR - Southwest

IBERIABANK

Baton Rouge, LA - Coursey

IBERIABANK

Jupiter, FL

IBERIABANK

Memphis, TN - Poplar

IBERIABANK

Houston, TX - Medical Center

IBERIABANK Corporation

13 New Branch Offices Opened in 2011 (Continued) Market Overview Market Overview 13

14 New Branch Offices Opened in 2012 Market Overview Market Overview New Orleans, LA - St. Charles Avenue Baton Rouge, LA – Acadian

Client Growth Client Growth Client Growth

80%
70%
60%
50%
40%
30%
20%
10%
0%
IBERIABANK Corporation
U.S. Commercial Banks
Data Indexed at 12/31/2006
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

IBKC Data Based On Organic Growth - Excluding One-Time Impact Of Acquisitions

IBERIABANK Corporation

16 Solid Organic Loan Growth Loans Loans • $164 Million Organic Loan Growth In YTD 2012 • Counter To Industry Trends

Organic Loan Growth
$300
$250
$200
$150
$100
$50
$0
-$50
-$100
-$150
$64
$58
$43
$173
$149
$257
$109
$262
$164
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

IBERIABANK Corporation

Growth In Organic And Covered Loans
Loans
Loans
•
Organic
Loan
Growth Of $1.3
Billion Or 31%
Since December
2009 (14%
Annualized)
•
FDIC Covered
Loan Portfolio
Declined $409
Million Or -25%
Since December
2009 (-11%
Annualized)
Sterling Bank FDIC-
Assisted Acquisition
$ In Millions

Tennessee
2.9%
Texas
8.1%
Arkansas
8.5%
Florida
16.9%
Louisiana
56.3%
Alabama
7.3%

Credit Card
1%
Automobile
1%
Indirect Automobile
4%
Other Consumer
1%
Home Equity
12%
Residential
3%
Business
22%
CRE-Non-Owner Occupied
14%
CRE-Owner Occupied
12%
FDIC Acquired Loans
17%
C&D Loans
5%
Energy
6%
All Other Loans
2%

IBERIABANK Corporation

Loan Portfolio
Summary
Loans
Loans
•
$7.5 Billion Loan
Portfolio
•
17% Of Loans Are
Covered Under Loss-
Share Agreements
•
Geographic Diversity
•
Limited Loan
Concentrations
•
Mix Of Commercial
And Retail Clients
Note: Loans Net Of Purchase Discounts At March 31, 2012

Market Expansion
Loans
Loans

•
Exceptional Organic
Loan Growth In:
Houston
New Orleans
Baton Rouge
Birmingham
Mobile
Memphis
•
Growth Primarily In
Commercial Clients
•
Recent Growth In
Consumer And
Indirect
Three-Year Loan Growth
Excluding FDIC-Assisted Acquisitions
3-Year Loan Growth ($ In Millions)

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Adjusted Nonperforming Assets/Total Assets
1
26
51
76
101
126
151
176
201
226
251
276
301
326
351
376
401
426
451
476
501
526
551
576
601
626
651
676
701
726
751
776
801
826
851
876
901
926
951
976

IBERIABANK Corporation

Loans
Loans
Phenomenal Asset Quality
•
Many Banks
Invested In Real
Estate At The Top Of
The Cycle
•
We Avoided Many
Problems That
Plagued The
Industry
•
Our Results Have
Consistently Been In
Top 10% Of The
Industry
Average = 4.07%
Median = 2.76%
Our NPA Ratio:
0.87%
Top 10%
U.S. Bank Holding Companies

Non-Interest Bearing
Other Core Deposits
$400
$300
$200
$100
$0
-$100
-$200
-$300
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

IBERIABANK Corporation

Deposits
Deposits
Strong Organic Deposit Growth
•
Noninterest
Bearing
Deposits Nearly
Doubled
Over
The Past 15
Months
•
Over That
Period We Grew
Core Deposits
By $1.2 Billion
•
Cost of Core
Deposits Has
Fallen 34 bps To
0.47% Since
December 2010
Excludes Acquired Deposits
$ In Millions

Market Expansion
Deposits
Deposits

•
Exceptional
Organic Deposit
Growth In:
New Orleans
Birmingham
Lafayette
Baton Rouge
•
Growth In
Commercial,
Retail, And
Small Business
Clients
Includes Acquisitions
3-Year Loan Growth ($ In Millions)
Three-Year Core Deposit Growth
(Excluding Time Deposits)

Tennessee 1.5%
Texas 3.4%
Arkansas 10.5%
Florida 24.1%
Louisiana 54.3%
Alabama 6.2%

CD 25.2%
Savings 3.7%
Non-Interest Bearing 17.0%
Money Market 33.3%
NOW 20.8%

■

■

■

IBERIABANK Corporation

Balanced Deposit Mix
Deposits
Deposits
•
We Have A Core
Funded Balance
Sheet
•
Balanced And
Diverse Deposit
Portfolio:
By Geography
By Deposit Type
By Source
Note: Deposits Net Of Purchase Discounts At March 31 ,2012

********************************************************************************
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********************************************************************************
******************************************************************************
Retail
Retail
And Small Business
And Small Business
Banking
Banking

Retail And Small Business Banking
Retail And Small Business Banking
Consumers:
• New Branch And ATM Locations
• Enhanced ATM, Phone, Online And Mobile
Solutions
• Full And Integrated Product Set
Small Businesses:
• Focused Bankers
• Increased Lending
• New Deposit And Treasury Management Products
• Enhanced Online And Mobile Solutions
2011 Announced Improvements/Opportunities

Locations & Hours
Contact Us
Investor Relations
Career Opportunities
Search
IBERIABANK
CELEBRATING 125 YEARS OF EXCELLENCE
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Business
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125 years
of sweet success.
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IBERIABANK
Set As Start Page | Configure This Page
My Accounts
Recent Transactions
Carrier
11:52 AM
NETTELLER MOBILE
My Accounts
LINE OF CREDIT
$725.53
AUTO
$447.22
SAVINGS 2
$23,046.24
MY CHECKING
$10,187.15
XMAS CLUB

IBERIABANK Corporation

Steps Completed Include:
•
Launched New, Improved
Website
•
Improved Look-And-Feel Of
Online Banking
•
Launched Mobile Banking
•
Launched Text Banking
Next steps include:
•
Improved Online BillPay
•
Person-To-Person Payments
•
Bank-To-Bank Transfers
•
Personal Financial
Management (Quicken-Like
Capabilities)
•
Mobile Check Deposit
Capture
Retail And Small Business Banking
Retail And Small Business Banking
Digital Channel Improvements

FREE
BUSINESS CHECKING
www.iberiabank.com
IBERIABANK

IBERIABANK Corporation

•
Launched Free Business And Choice
Checking Products
•
New Lending Products, Including 15-year
Owner Occupied Real Estate Loan
•
Payment Products, Including Merchant
Processing And Business Credit And
Purchasing Cards
•
Expanded Business Lending Center To
Support Bankers And Branch Managers In
Expanding Lending Focus
Retail And Small Business Banking
Retail And Small Business Banking
Investments In Small Business

•
Increased Marketing
For Home Equity
Loans And Lines
•
Growth In Indirect
Auto Lending
Business Through
Expanded Dealer
Relationships
Consumer Lending Growth
Retail And Small Business Banking
Retail And Small Business Banking
Total Consumer Loans
$ In Millions

IBERIABANK
Total
Loan Growth
Checking Growth
Fee Income
Sales Production
13 Month Product #

IBERIABANK Corporation

Implemented Programs To Drive
Improved Retail/Small Business
Sales Performance, Leading To
Revenue Growth
•
New Incentive Program For
Branch And Business Banking
Teams Focused On Balance
Growth And Fee Income
•
Branch And Business Banking
Dashboard To Provide
Visibility On Sales And
Financial Performance
•
Quarterly Retail Performance
Management (RPM) Meetings
•
Small Business Sales And
Coaching Program For Branch
Managers And Retail Market
Managers
Retail And Small Business Banking
Retail And Small Business Banking
Sales And Financial Performance

•
Expanding Our Community
Reinvestment Staff
•
Commitment To Financial
Literacy
•
Increased Community
Development, Mortgage Lending
In LMI Areas And Small Business
Lending
•
Random Acts Of Kindness
Retail And Small Business Banking
Retail And Small Business Banking
Giving Back To Our Communities

Retail And Small Business Banking
Retail And Small Business Banking
• Greater Convenience Through Continued
Investment In New Branches, ATMs And Online
Banking And Mobile Technology
• New Products Focused On Businesses, Business
Owners And Consumers
• Focus On Small Business - Continued Investment
In New Bankers Who Can Spend More Time With
Customers And Increase Lending
• Continued Emphasis On Serving Our
Communities
Looking Ahead

************************************************************************
************************************************************************
********************************************************************
IBERIA Capital Partners
IBERIA Capital Partners
IBERIA Wealth Advisors
IBERIA Wealth Advisors
IBERIA Financial Services
IBERIA Financial Services

Services Offered by IBERIABANK Corp.			Income	IBERIABANK	IBERIA Financial Services, LLC	IBERIA Capital Partners	IBERIA Wealth Advisors	IBKC
Commercial	DEBT	Loans	Margin	✓				✓
		Lines-of-Credit	Margin	✓				✓
		Bonds	Fees			✓		✓
	EQUITY	Public Offering	Fees			✓		✓
		Private Placement	Fees			✓		✓
Personal		Deposits	Margin	✓				✓
		Loans	Margin	✓				✓
		Brokerage	Fees		✓			✓
		Investment Management	Fees				✓	✓
		Trusts	Fees				✓	✓

IBERIABANK Corporation

33 Wealth Management, Brokerage & Capital Markets Wealth Management, Brokerage & Capital Markets Why Build Fee Businesses?

IBERIA Wealth Advisors (IWA)
IBERIA Wealth Advisors (IWA)
From Building Infrastructure To Execution
•
Absorbed Operations Of Iberia Asset Management And IBERIABANK fsb
Trust Under IWA Umbrella
•
Completed Asset Purchase From Florida Trust Company, Including $415
Million In Assets Under Management

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total IWA Assets Under Management ($ In Millions)
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Organic
Acquisition

IBERIABANK Corporation

35 IBERIA Wealth Advisors (IWA) IBERIA Wealth Advisors (IWA) From Building Infrastructure To Execution IWA Growth In Assets Under Management

IBERIA Capital Partners (ICP)
IBERIA Capital Partners (ICP)
Gaining Traction
•
Increased Investment Banking Activity
•
Consistent Growth In Institutional Brokerage Activity
•
Growth In Coverage Universe
•
Synergistic Opportunities Between Energy Research In New Orleans And Energy
Lending In Houston
Firms Under Coverage

Total Revenues ($ In Millions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

IBERIABANK Corporation

IBERIA Capital Partners & IBERIA Wealth Advisors
IBERIA Capital Partners & IBERIA Wealth Advisors
Quarterly Trend In Revenues
•
Steady
Progress In
Revenue
Growth Since
Launch In
4Q10
•
ICP/IWA
Revenues Of
$1.9 Million
(+25% Vs.
4Q11)

IBERIA Financial Services (IFS)
IBERIA Financial Services (IFS)
Successfully Navigating Difficult Rate Environment
• Revenue Continued To Be Strong
Overall In 2011
• Headwinds Caused By Extremely
Low Interest Rates And Poor
Investor Confidence Have Slowed
Business Down In The Short Term
• Growth In Markets Entered During
2010 And 2011 Help To Mitigate
Challenges
Five-Year Treasury Rate
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2009
2010
2011
IFS Revenue ($ In Thousands)

39 39 Financials Financials Financials

Financials
Financials
2011 Compared To 2010
•
Revenues Up 15%
•
Expenses Up 23%
•
Margin Up 46 Bps.
•
Net Income Up 10%
•
EPS Unchanged
•
Stable Dividends
•
Assets Up 17%
•
Deposits Up 17%
•
Market Cap Down 9%
•
Book Value/Share Up 4%
•
Tangible Book Value Per
Share Down 5%
•
Strong Organic Growth:
Loans Up $533 Million
(+9% Vs. 2010)
Core Deposits Up $842 Million
(+17% Vs.
2010)
•
Favorable Asset Quality Measures:
NPA/Assets = 0.87%
(4Q10: 0.91%)
30+ Days Past Due = 1.37%
(4Q10: 1.44%)
Net COs/Avg. Loans = 0.12%
(2010: 0.47%)
Provision = $26 Million
(2010: $42 Million)
•
Formidable Capital Position:
TCE Ratio = 9.52%
(4Q10: 10.65%)
Total RB Capital = 16.21%
(4Q10: 19.74%)

Cash and Equivalents 5%
Investment Securities 17%
Other Assets 9%
Mortgage Loans Held For Sale 1%
Loans - Noncovered, 51%
Acquired Loans - Fair Value 0.2%
Loans - FDIC Covered 11%
FDIC Loss Share Receivable 5%

IBERIABANK Corporation

41 Relatively Low Risk Balance Sheet Financials Financials 41 • 39% Of Balance Sheet In Very Low Risk Components

Loans
Deposits
Assets
Number of Associates
Number of Locations
Tangible Book Value Per Share
Market Capitalization
22%
114%
46%
167%
41%
139%
19%
100%
35%
85%
-2%
93%
12%
143%
Gulf South Peers
IBERIABANK
-20% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180%

IBERIABANK

Between 2007 And 2011…
Financials
Financials

•
$1.7 Billion In Revenues
•
Earned $297 Million
•
Earned $15.13 Per Share
•
Paid $115 Million In
Shareholders Dividends
•
Dividends Equal To
$5.44 Per Share (39%
Payout)
•
Improved Asset Quality
And Capital Strength
•
Added:
+$6.8 Billion Assets
+121 New Locations
+1,288 Associates
+$17.74 Tangible BVS
+$900 Million Market
Capitalization
% Change Between Year-Ends 2007 And 2011
% Change In Last Four Years

IBERIABANK Corporation
+21%
By Geography:
Western Thrifts
Southeast Thrifts
Southeast Banks
Southwest Thrifts
Mid-Atlantic Banks
Midwest Thrifts
Midwest Banks
Mid-Atlantic Thrifts
New England Banks
Southwest Banks
Western Banks
New England Thrifts
By Market Capitalization:
Pink Sheet Thrifts
Large Cap Thrifts
Mid Cap Thrifts
Micro Cap Banks
Mid Cap Banks
Large Cap Banks
Pink Sheet Banks
Micro Cap Thrifts
Small Cap Thrifts
Small Cap Banks
By Asset Size:
Thrifts Over $10B
Banks Under $250M
Banks Over $10B
Banks $250M-$500M
Banks $500M-$1B
Banks $1B-$5B
Thrifts $500M-$1B
Thrifts Under $250M
Banks $5B-$10B
Thrifts $1B-$5B
Thrifts $250M-$500M
Thrifts $5B-$10B
Major Bank Indexes:
All Thrifts
S&P Banks
TARP Participants
All Banks
All Financial Institutions (SNL)
NASDAQ Banks
Major Indexes:
NASDAQ Finl
NYSE
S&P 500
Russell 1000
Russell 3000
Dow Jones
Russell 2000
S&P Small-Cap
S&P Mid-Cap
-100%
-80%
-60%
-40%
-20%
0%
20%

IBERIABANK Corporation

Financials
Financials

•
Most Difficult Banking Crisis
Since The Great Depression
•
414 Financial Institutions
Failed During This Period
And Countless More Remain
At Risk
•
Our Shares Outperformed
Nearly All The Major Stock
Indexes During This Period
•
Driven By Our Very Unique
Position And Opportunities
Share Price
Performance
During The Crisis
% Change in Price Between 8/4/07 – 12/31/11
% Change In Price
Between August 4, 2007 And December 2011

Southeastern U.S. BHCs Ranked By Return
-100%
-50%
0%
50%
100%
150%
200%
250%
300%
10 Year Total Cumulative Return %

Publicly Traded BHCs in AL, AR, FL, GA, LA, MS, NC, SC, TN, TX

IBERIABANK

Shareholder Return Over Last 10 Years
Financials
Financials

•
The Result Has Been
A Dramatic Reduction
In Bank Stock Prices
•
In Contrast, Our Share
Price Was Up 93%
Over The Last 10
Years
•
Many Banks Slashed
Or Eliminated
Dividends Over That
Period To Conserve
Capital
•
Our Dividends Per
Share Increased 136%
Over The Last 10
Years
IBKC = 149%
Source: SNL And Bloomberg

45
Financials
Financials
2011 Accomplishments
•
Added 12 New Branch Offices
•
Tremendous Organic Loan And Core Deposit Growth
•
Successfully Converted & Integrated OMNI Bank And
Cameron State Bank
•
Acquired Assets Of Florida Trust Company
•
Completed The Build-Out Of ICP And IWA
•
Launched Small Business Initiative
•
Favorable Mortgage & Title Insurance Results
•
Continued To Recruit Client-Facing And Support Associates
•
Reduced FDIC-Covered Assets By $248 Million (16%)
•
Completed 8
th
Share Repurchase Program ($45.98)
•
Continued Capital Strength And Superior Asset Quality
•
Launched New Website, Mobile Banking & Social Media
•
Set Strategic Goals For The Next 3- To 5-Year Period

Preparing For The Next 125 Years Preparing For The Preparing For The Next 125 Years Next 125 Years

Unwavering Values And Focus
Preparing For The Next 125 Years
Preparing For The Next 125 Years

•
Corporate Mission Statement
Provide Exceptional Value-based
Client Service
Growth That Is Consistent With
High Performance
Shareholder-Focused
Strong Sense Of Community
•
Significant Investments
Consumer And Small Business
Fee-Based Businesses
Technology
Treasury Management
Branch and ATM Expansion

The Next 125 Years
The Next 125 Years
Forces Accelerating
Consolidation

•
Environmental Issues
• Credit
• Interest Rate
• Regulatory
• Legislative
• Real Estate Sector
•
Client Issues
• Deleveraging
• Core Client Base Aging
• Technological Change
•
Competitive Issues
• Shadow Banks
• Government Backing
• Government Life Support
• Future Disintermediation
• Fluid Capital/Returns
•
Company-Specific Issues
• Asset Concentration
• Broken Business Models
• Limited Access To Capital
Number Of Banks In The U.S.

49
Preparing For The Next 125 Years
Preparing For The Next 125 Years
Our Focus
•
Maintain Our Unique Culture
•
Continue To Invest In Our People And Our Future
•
Enhance Retail And Small Business
•
Fill Out Selected Markets In Our Current Footprint
•
Selected Market Expansion in Southeastern U.S.
•
Maintain Balance And Discipline
•
Prepare For Changing Regulatory Environment
•
Maintain Top 10% In Asset Quality Measures
•
Work Through Acquired FDIC Loss Share Assets
•
Deploy Excess Capital With Favorable Returns
•
Improve Franchise Profitability
•
Carefully Manage Enterprise Risk
•
Provide Solid Risk-Adjusted Shareholder Returns

IBERIABANK

CELEBRATING 125 YEARS OF EXCELLENCE

Member FDIC EQUAL HOUSING LENDER

* Cape Coral, FL
Memphis, TN
* Bradenton, FL
* Miami, FL
Mobile, AL
US Average
* Jacksonville, FL
* Naples, FL
Monroe, LA
* Montgomery, AL
Houston, TX
Jonesboro, AR
Baton Rouge, LA
New Orleans, LA
Alexandria, LA
Shreveport, LA
Little Rock, AR
Lake Charles, LA
* Birmingham, AL
* Huntsville, AL
* NW Arkansas
Lafayette, LA
Houma, LA
8.9%
8.8%
8.7%
8.4%
8.4%
8.4%
8.3%
7.8%
7.6%
7.4%
7.0%
7.0%
7.0%
7.0%
7.0%
6.8%
6.7%
6.7%
6.5%
6.3%
5.7%
5.0%
4.9%
March 2012
December 2010
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Unemployment Rate

IBERIABANK Corporation

Appendix
Appendix
Unemployment Rate by Market
•
Consistently Low
Rates Of
Unemployment In
Our Legacy MSAs
•
Many Of Our
Legacy Markets Not
Dependent On
Housing For Growth
•
Significant
Improvement In
Many Markets
•
We Have FDIC
Loss-Share
Protection In Many
Of The More
Economically
Challenged Markets
* Markets Entered Via FDIC-Assisted Acquisitions
12.6%
9.4%
11.9%
11.8%
9.7%
9.1%
11.1%
11.5%
7.6%
8.5%
8.3%
7.4%
7.2%
7.0%
6.8%
6.5%
6.8%
6.7%
5.6%
5.0%
6.1%
7.2%
8.3%

20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
Texas
Louisiana
S.C.
Virginia
Georgia
Florida
9%
4%
2%
-1%
-9%
-14%
-39%
16%
12%
7%
3%
1%
-2%
-9%
-19%
-42%
Alabama
Arkansas
Florida
Georgia
Louisiana
Mississippi
North Carolina
South Carolina
Tennessee
Texas
Virginia
Actual
Forecast
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14

IBERIABANK Corporation

Appendix
Appendix
Housing Price Trends
•
Impact Varies By
State And Market
•
Very Strong Housing
Markets In
Louisiana, Texas,
And Mississippi
•
Continued
Weakness In Florida,
Georgia, And
Virginia
•
Some Markets In
Florida Still Showing
Declining Trends
•
We Have FDIC
Loss-Share
Protection
Source: Local Market Monitor 4Q2011